Capital World Growth and Income Fund, Inc.
            333 South Hope Street, Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $355,479
------------------ --------------------------------
------------------ --------------------------------
Class B            $12,934
------------------ --------------------------------
------------------ --------------------------------
Class C            $18,874
------------------ --------------------------------
------------------ --------------------------------
Class F            $17,739
------------------ --------------------------------
------------------ --------------------------------
Total              $405,026
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3,935
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $411
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $757
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $180
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $79
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $180
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,084
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $3,654
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $2,707
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,549
------------------ --------------------------------
------------------ --------------------------------
Total              $423,562
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3225
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3140
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4353
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4347
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2912
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2936
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3783
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4174
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3113
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3148
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3846
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4370
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4856
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            934,412
------------------ ----------------------------------
------------------ ----------------------------------
Class B            50,209
------------------ ----------------------------------
------------------ ----------------------------------
Class C            82,498
------------------ ----------------------------------
------------------ ----------------------------------
Class F            53,131
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,120,250
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        12,295
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,816
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,485
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        646
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        248
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          915
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          9,220
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          12,930
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          8,026
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          11,963
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,181,794
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $33.37
----------------------- -------------------------
----------------------- -------------------------
Class B                 $33.20
----------------------- -------------------------
----------------------- -------------------------
Class C                 $33.11
----------------------- -------------------------
----------------------- -------------------------
Class F                 $33.33
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $33.32
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $33.21
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $33.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $33.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $33.33
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $33.20
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $33.12
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $33.25
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $33.33
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $33.39
----------------------- -------------------------